UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2008

The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Campus Drive
Parsippany, New Jersey		07054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 656-1616

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On August 4, 2008, The Medicines Company (the “Company”) and its wholly-owned subsidiary, MDCO Acquisition GmbH, entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Curacyte AG pursuant to which the Company acquired Curacyte Discovery GmbH (“Curacyte Discovery”), a wholly owned subsidiary of Curacyte AG, and Curacyte Discovery’s lead compound, CU-2010.

Curacyte Discovery is a German limited liability company primarily engaged in the discovery and development of small molecule serine protease inhibitors and has a library of over 1000 serine protease inhibitor small molecule compounds.  Its lead compound, CU-2010, is being developed for the prevention of blood loss during surgery.  The Company expects to initiate Phase I clinical trials of CU-2010 in the second half of 2008.

The Company paid Curacyte AG a purchase price of €14.5 million upon the signing of the Purchase Agreement and agreed that if the Company elects to proceed with clinical development of CU-2010 at the earlier of (a) four months after enrollment and follow-up of the last subject of a Phase I clinical program or (b) October 31, 2009 (which will be automatically extended to March 31, 2010 if the Phase I clinical program has been initiated by March 31, 2009), then the Company will pay an additional €10.5 million to Curacyte AG.  If the Company elects not to proceed with further clinical development of CU-2010, then upon the request of Curacyte AG, the Company will grant Curacyte AG an exclusive license to intellectual property covering CU-2010 and transfer to Curacyte AG any regulatory filings related to CU-2010.  In addition, the Purchase Agreement provides for a future commercial milestone payment and sales royalty payments to Curacyte AG.

On August 5, 2008, the Company issued a press release concerning the transaction with Curacyte AG, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On August 4, 2008, the Company completed the transaction contemplated under the Purchase Agreement. The information provided in Item 1.01 of this current report is hereby incorporated by reference into this Item 2.01.

Forward Looking Statements

This current report includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. For this purpose, any statements contained herein regarding the Company’s strategy, future operations, prospects, plans and objectives of management, other than statements of historical facts, are forward-looking statements. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company cannot guarantee that it actually will achieve the results, plans, intentions or expectations expressed or implied in the Company’s forward-looking statements. There are a number of important factors that could cause actual results, levels of activity, performance or events to differ materially from those expressed or implied in the forward-looking statements the Company makes. These important factors include the factors set forth in the Company’s Quarterly Report on Form 10-Q filed on May 12, 2008, which are incorporated herein by reference.  The Company specifically disclaims any obligation to update these forward looking statements.

Item 9.01.  Financial Statements and Exhibits.

(d)                                Exhibits

99.1	Press release dated August 5, 2008 entitled “The Medicines Company’s Acquires CU-2010 and Curacyte Discovery GmbH”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date: August 6, 2008	By:	/s/ Paul M. Antinori
Paul M. Antinori
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release dated August 5, 2008 entitled “The Medicines Company’s Acquires CU-2010 and Curacyte Discovery GmbH”